Filed pursuant to Rule 497(a)(1)

Registration No. 333-172669

Rule 482ad

TCP Capital Corp. Prices Initial Public Offering

SANTA MONICA, Calif., April 4, 2012 — TCP Capital Corp. (“TCPC” or the “Company”) announced today that it has priced its initial public offering of 5,750,000 shares of common stock at $14.75 per share for total gross proceeds of approximately $84.8 million. The Company has granted the underwriters a 30-day option to purchase up to 862,500 additional shares of its common stock to cover overallotments. The Company’s common stock is expected to begin trading today on the NASDAQ Global Select Market under the symbol “TCPC.”

TCPC intends to use the net proceeds from this offering to repay amounts outstanding under its revolving credit facility, make investments in accordance with its investment objective and for other general corporate purposes, including payment of operating expenses. The Company’s primary investment focus will be investments in and origination of leveraged loans to performing middle-market companies.

Deutsche Bank Securities Inc. and Stifel, Nicolaus & Company, Incorporated are acting as joint book-running managers for the offering. Oppenheimer & Co. Inc. is acting as lead manager for the offering. The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on April 10, 2012.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities has been filed and, on April 3, 2012, was declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from: Deutsche Bank Securities Inc., Attention: Prospectus Department, Harborside Financial Center, 100 Plaza One, Floor 2, Jersey City, NJ 07311-3988, by calling (800) 503-4611, or by emailing prospectus.cpdg@db.com; or Stifel, Nicolaus & Company, Incorporated, Attn: Prospectus Department, One South Street, 15th Floor, Baltimore, MD 21201, by calling (443) 224-1988 or by emailing syndicateops@stifel.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.  The prospectus contains this and other information about TCPC and should be read carefully before investing.

ABOUT TCP CAPITAL CORP.

TCP Capital Corp.’s investment objective is to seek to achieve high total returns while minimizing losses. TCP Capital Corp. seeks to achieve its investment objective primarily through investments in debt securities of middle-market companies, which it typically defines as those with enterprise values between $100 million and $1.5 billion.  TCP Capital Corp. is a publicly-traded business development company regulated under the Investment Company Act of 1940 and is externally managed by its advisor, Tennenbaum Capital Partners, LLC, a leading alternative investment manager.

ABOUT TENNENBAUM CAPITAL PARTNERS, LLC

Tennenbaum Capital Partners™ (“TCP”) is a Los Angeles-based, multi-strategy alternative investment management firm focused primarily on special situation credit investments. TCP finds opportunity primarily in middle-market credit, where the firm can play a meaningful role in each situation. The firm’s investment professionals use their extensive expertise in financial, operational and legal disciplines to execute TCP’s investment strategies. Since its founding, TCP has invested over $10 billion in over 200 companies. For more, please visit: www.tennenbaumcapital.com.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

MEDIA CONTACT

Joe Hixson of the Abernathy MacGregor Group

jrh@abmac.com

213-630-6550

SOURCE

TCP Capital Corp.